Exhibit 99.1

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share data)

PRO FORMA CONTINUING OPERATIONS (Excludes PGiSend Business)

	Q1-2009	Q2-2009	Q3-2009	Q4-2009	Q1-2010	Q2-2010	Q3-2010

Net revenues	$117,860	$116,709	$111,404	$107,989	$112,495	$110,937	$109,497
Operating expenses:
Cost of revenues (exclusive of depreciation
and amortization shown separately below)	45,367	45,500	45,092	42,958	44,075	45,356	44,834
Selling and marketing	30,812	29,776	28,152	29,646	32,968	28,791	28,502
General and administrative (exclusive of expenses
shown separately below)	12,813	14,243	14,359	14,871	14,450	14,550	14,955
Research and development	2,606	2,813	3,092	2,796	3,577	3,358	3,660
Excise and sales tax expense	-	-	-	-	-	439	-
Depreciation	5,019	5,442	5,700	5,998	6,332	6,209	6,375
Amortization	2,930	2,744	2,486	2,357	2,238	1,874	1,658
Restructuring costs	799	882	5,466	2,280	232	1,851	4,824
Asset impairments	-	-	642	42	38	91	47
Net legal settlements and related expenses	(6)	112	9	182	339	41	35
Acquisition-related costs	340	231	41	-	174	142	-

Total operating expenses	100,680	101,743	105,039	101,130	104,423	102,702	104,890

Operating income	17,180	14,966	6,365	6,859	8,072	8,235	4,607

Other (expense) income:
Interest expense	(3,407)	(3,200)	(2,766)	(1,935)	(2,417)	(3,905)	(2,814)
Unrealized gain on change in fair value of interest rate swaps	941	1,145	786	494	484	490	254
Interest income	106	74	86	153	35	36	38
Other, net	15	425	(243)	114	10	74	(790)

Total other expense, net	(2,345)	(1,556)	(2,137)	(1,174)	(1,888)	(3,305)	(3,312)

Income from continuing operations before income taxes	14,835	13,410	4,228	5,685	6,184	4,930	1,295
Income tax expense	4,821	4,358	1,374	1,848	1,732	1,380	363

Net income from continuing operations	10,014	9,052	2,854	3,837	4,452	3,550	932

Income (loss) on discontinued operations, net of taxes	210	(1,268)	(15,470)	4,379	3,120	850	2,878

Net income (loss)	$10,224	$7,784	$(12,616)	$8,216	$7,572	$4,400	$3,810

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	58,815	58,840	59,049	58,576	58,220	58,367	58,548

Basic net income (loss) per share
Continuing operations	$0.17	$0.15	$0.05	$0.07	$0.08	$0.06	$0.02
Discontinued operations	0.00	(0.02)	(0.26)	0.07	0.05	0.01	0.05

Net income (loss) per share	$0.17	$0.13	$(0.21)	$0.14	$0.13	$0.08	$0.07

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	59,347	59,439	59,564	58,880	58,535	58,774	58,898

Diluted net income (loss) per share
Continuing operations	$0.17	$0.15	$0.05	$0.07	$0.08	$0.06	$0.02
Discontinued operations	0.00	(0.02)	(0.26)	0.07	0.05	0.01	0.05

Net income (loss) per share	$0.17	$0.13	$(0.21)	$0.14	$0.13	$0.07	$0.06

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited, in thousands, except per share data)

PRO FORMA CONTINUING OPERATIONS (Excludes PGiSend Business)

	Q1-2009	Q2-2009	Q3-2009	Q4-2009	Q1-2010	Q2-2010	Q3-2010

Non-GAAP Operating Income (1)
Operating income, as reported	$17,180	$14,966	$6,365	$6,859	$8,072	$8,235	$4,607
Restructuring costs	799	882	5,466	2,280	232	1,851	4,824
Excise and sales tax expense	-	-	-	-	-	439	-
Asset impairments	-	-	642	42	38	91	47
Net legal settlements and related expenses	(6)	112	9	182	339	41	35
Equity-based compensation	2,855	2,801	2,468	2,372	2,603	2,217	2,158
Acquisition-related costs	340	231	41	-	174	142	-
Amortization	2,930	2,744	2,486	2,357	2,238	1,874	1,658

Non-GAAP operating income	$24,098	$21,736	$17,477	$14,092	$13,696	$14,890	$13,329

Non-GAAP Net Income from Continuing Operations (1)
Net income (loss) from continuing operations, as reported	$10,014	$9,052	$2,854	$3,837	$4,452	$3,550	$932
Elimination of tax adjustments	192	174	55	74	-	-	-
Unrealized gain on change in fair value of interest rate swaps	(647)	(788)	(541)	(340)	(348)	(353)	(183)
Restructuring costs	550	607	3,761	1,569	167	1,333	3,473
Excise and sales tax expense	-	-	-	-	-	316	-
Excise and sales tax interest	-	-	-	-	-	468	-
Asset impairments	-	-	442	29	27	66	34
Net legal settlements and related expenses	(4)	77	6	125	244	30	25
Equity-based compensation	1,964	1,927	1,698	1,632	1,874	1,596	1,554
Acquisition-related costs	234	159	28	-	125	102	-
Amortization	2,016	1,888	1,710	1,622	1,611	1,349	1,194
Non-recurring foreign exchange losses	-	-	-	-	-	-	214
Debt refinance costs	-	-	-	-	-	282	-

Non-GAAP net income from continuing operations	$14,319	$13,096	$10,013	$8,548	$8,152	$8,739	$7,243

Non-GAAP Diluted EPS from Continuing Operations (1)
Diluted net income (loss) per share from continuing operations, as reported	$0.17	$0.15	$0.05	$0.07	$0.08	$0.06	$0.02
Elimination of tax adjustments	-	-	-	-	-	-	-
Unrealized gain on change in fair value of interest rate swaps	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	-
Restructuring costs	0.01	0.01	0.06	0.03	-	0.02	0.06
Excise and sales tax expense	-	-	-	-	-	0.01	-
Excise and sales tax interest	-	-	-	-	-	0.01	-
Asset impairments	-	-	0.01	-	-	-	-
Net legal settlements and related expenses	-	-	-	-	-	-	-
Equity-based compensation	0.03	0.03	0.03	0.03	0.03	0.03	0.03
Acquisition-related costs	-	-	-	-	-	-	-
Amortization	0.03	0.03	0.03	0.03	0.03	0.02	0.02
Non-recurring foreign exchange losses	-	-	-	-	-	-	-
Debt refinance costs	-	-	-	-	-	-	-

Non-GAAP diluted EPS from continuing operations	$0.24	$0.22	$0.17	$0.15	$0.14	$0.15	$0.12

(1)

Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to the company's ongoing operations, including tax adjustments, unrealized gain on change in fair value of interest rate swaps, restructuring costs, excise and sales tax expense and interest, asset impairments, net legal settlements and related expenses, acquisition-related costs, non-recurring foreign exchange losses and debt refinance costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.